STOCK OPTION AGREEMENT
             [Employee Incentive Stock Option Agreement Under Plan]


     AGREEMENT, dated March 29, 2000 by and between PRIME CELLULAR, INC. a Delaware corporation (the "Company"), and Kevin J. Lee (the "Employee" or "Holder").

     WHEREAS, simultaneously herewith, Sentigen Corp., a wholly-owned subsidiary of the Company, has entered into an Employment Agreement ("Employment Agreement"), with Employee pursuant to which Employee is entitled to the grant of an option to purchase an aggregate of 200,000 shares of the authorized but unissued Common Stock of the Company, $.01 par value (the "Common Stock") pursuant to the terms and conditions of the Company's 2000 Performance Equity Plan (the "Plan") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Plan);

     WHEREAS, pursuant to the terms and conditions of the Plan, the Board of Directors of the Company or the Committee authorized the grant to the Employee of the Option, conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement; and

     WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement;

     IT IS AGREED:

     1. Grant of Stock Option. The Company hereby grants Employee the Option to purchase all or any part of an aggregate of 200,000 shares of Common Stock (the "Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

     2. Incentive Stock Option. Options to purchase up to 20,000 shares of Common Stock in any one year period are intended to be Options that qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), such amount being the maximum amount permitted by such section.

     3. Exercise Price. The exercise price of the Option shall be $5.00 per share, subject to adjustment as hereinafter provided.

     4. Exercisability. This Option shall vest and become exercisable in four
(4) equal annual installments, commencing on March 29, 2000, subject to the terms and conditions of the Plan and this Agreement. After a portion of the Option becomes exercisable, it shall remain exercisable except as otherwise provided herein, until the close of business on March 29, 2005 ("Exercise Period").

     5. Withholding Tax. Not later than the date as of which an amount first must be included in the gross income of Employee for Federal income tax purposes with respect to the Option, Employee may be required to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payments or arrangements with the Company, if such payments or arrangements are required, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Employee from the Company.



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     6. Adjustments.


          (a) In the event of a stock split, stock dividend, combination of shares, or any other similar change in the Common Stock of the Company as a whole, the Board of Directors of the Company shall make equitable, proportionate adjustments in the number and kind of shares covered by the Option and in the option price hereunder.

          (b) In the event of any reclassification or reorganization of the outstanding shares of Common Stock other than a change covered by subsection (a) hereof or that solely affects the par value of such shares of Common Stock, or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), the Holder shall have the right thereafter (until the expiration of the right of exercise of this Option) to receive upon the exercise hereof after such event, for the same aggregate Exercise Price payable hereunder immediately prior to such reclassification, reorganization, merger or consolidation the amount and kind of consideration receivable by a holder of the number of shares of Common Stock of the Company obtainable upon exercise of this Option immediately prior to such event. The provisions of this subsection (b) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

     7. Effect of Termination of Employment.

          (a) Termination Due to Death. If Employee's employment by the Company terminates by reason of death, the portion of the Option, if any, that was exercisable as of the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of one year from the date of such death or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of death shall immediately expire.

          (b) Termination Due to Disability. If Employee's employment by the Company terminates by reason of disability (as such term is defined in the Plan), the portion of the Option, if any, that was exercisable as of the date of disability may thereafter be exercised by the Employee for a period of one year from the date of such termination or until the expiration of the Exercise Period, whichever period is shorter. The portion of the Option, if any, that was not exercisable as of the date of termination shall immediately expire.

          (c) Termination by the Company Without Cause and/or Due to Retirement. If Employee's employment is terminated by the Company without "Cause" (as such term is defined in the Employment Agreement) or due to the normal retirement of Employee after his 65th birthday, then the portion of the Option that has vested by the date of termination of employment may be exercised for a period of three months from termination of employment or until the expiration of the Exercise Period, whichever is shorter. The portion of the Option, if any, that was not exercisable as of the date of termination of employment shall immediately expire.

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     8. Other Termination.

          (a) If Employee's employment is terminated for any reason other than
(i) death, (ii) disability, or (iii) without "Cause" (as such term is defined in the Employment Agreement) by the Company, the Option, whether or not then exercisable, shall expire on the date of termination of employment.

          (b) The Board of Directors of the Company or the Committee, in the event the Employee's employment is terminated for "Cause" (as such term is defined in the Employment Agreement), may require the Employee to return to the Company the economic benefit of any Option Shares purchased hereunder by the Employee within the six month period prior to the date of termination. In such event, the Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value (on the date of termination) of the Option Shares so purchased by Employee (or the sales price of such Option Shares if the Option Shares were sold during such six month period) and the Exercise Price.

          (c) Competing With the Company. In the event that after the term of his employment with the Company, Employee engages in activities that violate the prohibitions set forth in Section 5.4 of the Employment Agreement (even if such provisions are deemed unenforceable by a court of law), the Committee, in its sole discretion, may require such Employee to return to the Company the economic value of any Option Shares purchased hereunder by the Employee within the six-month period prior to the date of termination. In such event, Employee agrees to remit the economic value to the Company in accordance with Section 8(b).

     9. Method of Exercise.

          (a) Notice to the Company. The Option may be exercised in whole or in part by written notice in the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice.

          (b) Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

     10. Payment of Purchase Price.

          (a) Cash Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company. The Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

          (b) Cashless Payment. The Company, in its sole discretion, may allow Employee to use Common Stock of the Company owned by him to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value on the last trading day preceding the date of exercise.


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          (c) Payment of Withholding Tax. Any required withholding tax may be paid in cash or with Common Stock in accordance with Sections 5, 10(a) and 10(b).

          (d) Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject payment in the form of Common Stock if in the opinion of counsel for the Company, (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"); (ii) such shares of Common Stock may not be sold or transferred to the Company; or (iii) such transfer could create legal difficulties for the Company.

     11. Nonassignability. The Option shall not be assignable or transferable, without the consent of the Company, except by will or by the laws of descent and distribution in the event of the death of the Employee. No transfer of the Option by the Employee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

     12. Company Representations. The Company hereby represents and warrants to the Employee that:

          (a) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

          (b) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

     13. Employee Representations. The Employee hereby represents and warrants to the Company that:

          (a) he or she is acquiring the Option and shall acquire the Option Shares for his or her own account and not with a view towards the distribution thereof;

          (b) he or she has received a copy of the Plan as in effect as of the date of this Agreement;

          (c) he or she has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

          (d) he or she understands that he or she must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;

          (e) in his or her position with the Company, he or she has had both the opportunity to ask questions and receive answers from the officers and




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directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

          (f) he or she is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein; and

          (g) the certificates evidencing the Option Shares shall bear the following legends:

          "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

          "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of March 29, 2000, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

     14. Restriction on Transfer of Option Shares.

          (a) Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the Securities Act, or in the event that they are not so registered, unless (i) an exemption from the Securities Act registration requirements is available thereunder, and (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.

          (b) Anything in this Agreement to the contrary notwithstanding, Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him except in accordance with the Company's policy, if any, regarding the regarding the sale and disposition of securities owned by employees and/or directors of the Company.

     15. Miscellaneous.

          (a) Notices. All notices, requests, deliveries, payments, demands and other communications that are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, to the parties at their respective addresses set forth herein, or to such other address as either shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

          (b) Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions




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of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

          (c) Employee and Stockholder Rights. Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company or any subsidiary thereof to terminate Employee in accordance with the provisions regarding such termination set forth in Employee's written employment agreement, or if there exists no such agreement, to terminate Employee at will.

          (d) Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

          (e) Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Employee and the Company.

          (f) Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives, any rights, remedies, obligations or liabilities.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions); provided, however, that all matters relating to or involving corporate law shall be governed by the Delaware General Corporation Law.

          (h) Headings. The headings contained herein are for the sole purpose of convenience of reference and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

                      THE NEXT PAGE IS THE SIGNATURE PAGE

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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written:

PRIME CELLULAR, INC.                 Address:    580 Marshall Street
                                                 Phillipsburg, New Jersey 08865
        /s/ Joseph K. Pagano
By: ___________________________
         Joseph K. Pagano
         Chairman of the Board
               and President

EMPLOYEE:                            Address:    601 West 113th Street
                                                 New York, New York 10025


  /s/ Kevin Lee
______________________________
Kevin Lee

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                                                                  EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

----------------------------
           DATE

PRIME CELLULAR, INC.
580 Marshall Street
Phillipsburg, New Jersey 08865

Attention:  Stock Option Committee of
                  the Board of Directors

                           Re:      Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of March 29, 2000 ("Agreement") with Prime Cellular, Inc. (the "Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value $.01 per share ("Common Stock"), which are being purchased for investment and not resale.

     As payment for my shares, enclosed is (check and complete applicable box[es]):

     |_| a [personal check] [certified check] [bank check] payable to the order of the Company in the sum of $_________;

     |_|  confirmation of wire transfer in the amount of $_____________; and/or

     |_| with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Company's 2000 Performance Equity Plan) of $_________.

     I hereby represent and warrant to, and agree with, the Company that:

          (i) I am acquiring the shares of Common Stock ("Option Shares") for my own account, for investment, and not with a view towards the distribution thereof;

          (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended within the last 24 months and all reports issued by the Company to its stockholders;

          (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933, as amended (the "Securities Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the Securities Act;






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          (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

          (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

          (vi) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the Securities Act or an exemption therefrom as provided herein;

          (vii) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of the Company's 2000 Performance Equity Plan and this Agreement; and

          (viii) the certificates evidencing the Option Shares shall bear the following legends:

               "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

               "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of March 29, 2000, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

---------------------------------            -----------------------------------
(Signature)                                  (Address)

----------------------------------           -----------------------------------
(Print Name)

                                             -----------------------------------
                                             (Social Security Number)


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